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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 33-63506.



                                                   ARTHUR ANDERSEN LLP


Dallas, Texas
  March 30, 1995